SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

                         STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation) 383 Madison Avenue New York, New York (Address of Principal Executive Offices)	333-120916 (Commission File Number)	30-0183252 (I.R.S. Employer Identification No.) 10l79 (Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On January 31, 2005, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates, Series 2005-1, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2005, among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

Item 9.01.      Financial Statements and Exhibits.

                       (a)        Not applicable

                      (b)        Not applicable

                      (c)        Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant
are hereby filed:

Exhibit Number	Sequentially Numbered Exhibit Page

10.1    Pooling and Servicing Agreement, dated as of January 1, 2005 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC . By: /s/Baron Silverstein Name: Baron Silverstein Title: Vice President

Dated: February 15, 2005

EXHIBIT INDEX

Exhibit Number 1	Item 601 (a) of Regulation S-K Exhibit No. 4	Sequentially Numbered Description Pooling and Servicing Agreement	Page 5

EXHIBIT 1